                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(c)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12

                          Allmerica Investment Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

                          ALLMERICA INVESTMENT TRUST

              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653


                                                         February 15, 2002


Dear Shareholders:

Enclosed is a Notice of a Special Meeting of Shareholders to be held on March 27, 2002, to consider the election of three Trustees, the approval of a plan of distribution and service for the Trust, an amendment to the Trust's fundamental investment policy regarding margin payments in connection with certain futures contracts and participation by the Funds in joint trading accounts and the appointment of the Trust's auditors.

Your Trustees unanimously recommend that you vote for each proposal by marking, dating and signing the enclosed proxy and returning it promptly.





                                                       Respectfully,

                                                       /s/ John F. O'Brien

                                                       JOHN F. O'BRIEN
                                                       Chairman




NOTICE: IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE VOTE BY SIGNING AND RETURNING PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE, BY CALLING 1-800-________ OR VIA THE INTERNET AT [www.proxyweb.com/allmerica].

                           Allmerica Investment Trust
               440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

     ---------------------------------------------------------------------

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 27, 2002

     ---------------------------------------------------------------------

To the SHAREHOLDERS:

     A Special Meeting of the Shareholders (the "Meeting") of Allmerica Investment Trust (the "Trust") will be held at the offices of the Trust, 440 Lincoln Street, Worcester, Massachusetts 01653, Wednesday, March 27, 2002, at 9:00 a.m., local time, for the following purposes:

     1. To elect P. Kevin Condron, Jocelyn S. Davis, and T. Britton Harris IV as Trustees, each to serve until his or her successor is duly elected and qualified.


     2. To approve a Plan of Distribution and Service for the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940.


     3. To approve an amendment to the Trust's fundamental policy regarding purchases of securities on margin and participation by the Funds in joint trading accounts (to be voted on by all Funds except the Money Market Fund).


     4. To ratify the selection of PricewaterhouseCoopers LLP as auditors of the Trust.

     5. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

     Only shareholders of record at the close of business on February 1, 2002 will be entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                               By order of the Trustees,


                                               GEORGE M. BOYD
                                               Secretary

February 15, 2002

                          ALLMERICA INVESTMENT TRUST
              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                                PROXY STATEMENT

                                                            February 15, 2002
GENERAL INFORMATION

     The enclosed proxy is solicited by and on behalf of the Trustees of Allmerica Investment Trust (the "Trust") to be voted at a Special Meeting of Shareholders (the "Meeting") of the Trust to be held at the offices of the Trust, 440 Lincoln Street, Worcester, MA 01653 on Wednesday, March 27, 2002 at 9:00 a.m., local time, for the purposes set forth in the accompanying Notice. Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, via the Internet at [www.proxyweb.com/allmerica], or by letter to the Secretary of the Trust. This solicitation is being made by use of the mails, but may also be made by telephone, telefax and personal interviews. The cost of preparing and mailing this Proxy Statement, Notice and Form of Proxy and any additional material which may hereafter be furnished in connection with the solicitation of the enclosed proxy will be paid by the Trust. The approximate date for mailing the Proxy Statement and Form of Proxy to all Shareholders is February 15, 2002. Shareholders of record of each of the Funds as of February 1, 2002 (the "Record Date") are eligible to vote on the Proposals described in this Proxy Statement, except as otherwise noted.


     The shares of each of the Funds of the Trust may be purchased only by separate accounts ("Separate Accounts") established by First Allmerica Financial Life Insurance Company ("First Allmerica") or Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial Life"), a subsidiary of Allmerica Financial Corporation ("AFC"), a publicly-traded Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica, for the purpose of funding variable annuity contracts and variable life insurance policies (such contracts and policies are referred to hereafter as "Contracts") issued by First Allmerica or Allmerica Financial Life. Subject to certain exceptions with respect to unregistered Separate Accounts, First Allmerica and Allmerica Financial Life will vote the shares of the Fund held in each Separate Account in accordance with instructions received from variable life insurance policy owners and variable annuity contract owners or participants (collectively, "Contract Owners") with respect to all matters on which Fund shareholders are entitled to vote. Except when otherwise permitted by applicable law or regulation, interests in Contracts for which no proxies are received will be voted in proportion to the proxy instructions which are received from Contract Owners. First Allmerica and Allmerica Financial Life also will vote shares in a registered Separate Account that they own and which are not attributable to Contracts in the same proportion.

     As of the close of business on the Record Date, the number of shares outstanding of each Fund of the Trust was as follows:

                                                              Number of Shares
                                                              Outstanding as of
                              FUND                             the Record Date
                              ----                            -----------------

Select Emerging Markets Fund
Select Aggressive Growth Fund...............................
Select Capital Appreciation Fund............................
Select Value Opportunity Fund...............................
Select International Equity Fund............................
Select Growth Fund..........................................
Select Strategic Growth Fund................................
Core Equity Fund............................................
Equity Index Fund...........................................
Select Growth and Income Fund...............................
Select Strategic Income Fund................................
Select Investment Grade Income Fund.........................
Government Bond Fund........................................
Money Market Fund...........................................

     Total..................................................



     In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The Trust may, if the officers of the Trust so determine, hire an independent solicitation firm to conduct additional solicitation of proxies. The costs associated with such solicitation, including the costs of employing any independent solicitation firm, and the costs of the Meeting, will be borne by the Trust.


     Shareholders may vote their shares of the Trust using the following three options:

          (i) By completing the enclosed proxy and returning it by mail to the Trust.

          (ii) By telephone at 1-800-221-0697. When prompted, enter the [14]- digit Control Number found on your proxy card and follow the instructions given.


          (iii) Via the Internet at [www.proxyweb.com/allmerica]. Once you have logged on to this web site, enter your 14-digit Control Number found on your proxy card, and follow the instructions on the screen.

     In the event that a quorum of Shareholders (thirty percent (30%) of all shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournments thereof, or, even though a quorum is so represented, if sufficient votes in favor of the matters set forth in the Notice of Meeting are not received by March 26, 2002, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 90 days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the matters set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any such matters.


     Shareholders of all Funds as of the Record Date are asked to vote on each of Proposals I-IV, except that shareholders of the Money Market Fund will not vote on Proposal III.


     The Trust's Annual Report for the fiscal year ended December 31, 2001, including financial statements, may be obtained, without charge, by calling or writing the Trust at 440 Lincoln Street, Worcester, MA 01653, 1-800-__________.

  The Trust's investment adviser is Allmerica Financial Investment Management Services, Inc. ("AFIMS"), an indirect, wholly-owned subsidiary of AFC. Allmerica Investments, Inc. ("AII"), a wholly-owned subsidiary of AFC, serves as the Distributor for the Trust. The address of AFIMS, AII, AFC, First Allmerica and Allmerica Financial Life is 440 Lincoln Street, Worcester, MA 01653. Investors Bank & Trust Company ("IBT") calculates net asset value per share, maintains general accounting records and performs certain custodial and administrative services for the Trust. Its address is 200 Clarendon Street, Boston, MA
02116.




  PROPOSAL I: ELECTION OF P. KEVIN CONDRON, JOCELYN S. DAVIS AND T. BRITTON HARRIS IV AS TRUSTEES

  The Board of Trustees ("Board") currently consists of 10 members, of whom P. Kevin Condron, Jocelyn S. Davis, and T. Britton Harris IV currently serve on the Board and are nominees for election by the shareholders. The remaining Trustees have all previously been elected by the shareholders, and are not nominees for election at the Meeting. The number of members of the Board has been fixed by the Board at 10. The Agreement and Declaration of Trust provides that the Trust shall have a Board composed of not less than three nor more than 15 Trustees to be elected by ballot by the Shareholders.


  Biographical, ownership and compensation information for Mr. Condron, Ms. Davis, and Mr. Harris, as well as the other current Trustees of the Trust, is set forth in the following tables. Information relating to the principal officers of the Trust is set forth under "Information Pertaining to Allmerica Financial Corporation." It is proposed at the Meeting to elect Mr. Condron, Ms. Davis, and Mr. Harris as Trustees, to serve as such until his or her successor is elected and qualified. There are no arrangements between any of Mr. Condron, Ms. Davis, or Mr. Harris and any other person pursuant to which he or she was selected as a Trustee. Mr. Condron, Ms. Davis and Mr. Harris each has stated that he or she would be willing to continue to serve as Trustee if elected. Each of the Trustees also serves as a Trustee of one other affiliated registered investment company in the Allmerica Fund complex.



                                                                                                    Beneficial
  Name and Age of Nominee/                  Principal Occupation and                Served         Ownership of
Current Trustee as of 2/1/02                    Directorships(1)                     Since          Shares as
                                                                                                   of 2/1/02(2)
-----------------------------       ----------------------------------------        ------     --------------------
P. Kevin Condron (56)              President and Chief Executive Officer,            1998            None
Trustee, Member of the             The Granite Group (wholesale plumbing and
Audit Committee and Fund           heating), 1998 - present; President,
Operations Committee               Central Supply Co., 1983 - 1997; Director,
                                   Banknorth Group.

Joycelyn S. Davis (48)             Chief Operating Officer, Beers & Cutler           2001            None
Trustee, Member of the             (professional services), 2001-present;
Audit Committee and                Chief Financial Officer, AARP
Fund Operations Committee          (non-profit), 1996-2001.

T. Britton Harris IV (43)          President, Verizon Investment                     2001            None
Trustee, Member of the             Management Corp.
Investment Operations
Committee and the
Governance Committee


  Name and Age of Nominee/                 Principal Occupation and                       Served              Ownership of
Current Trustee as of 2/1/02                  Directorships(1)                           Since                 Shares as
                                                                                                              of 2/1/02(2)
-----------------------------      ----------------------------------------               ------          --------------------

Cynthia A. Hargadon (47)           President, Potomac Asset Mgt. Inc.                      1997             None
Trustee, Member of the             2000-present; Director of Investments,
Fund Operations Committee,         National Automobile Dealers Association,
Investment Operations              1999 -2000; President, Stable Value
Committee and Governance           Investment Association (investment trade
Committee                          group), 1996 - 1999; Director, Wilshire
                                   Target Funds, 2001-present.

Gordon Holmes (63)                 Instructor at Bentley College, 1998 -                   1991             None
Trustee, Chairman of the           present; Instructor at Boston University,
Audit Committee and                1997 - 1998; Certified Public Accountant;
Member of the Fund                 Retired Partner, Tofias, Fleishman,
Operations Committee               Shapiro & Co., P.C. (Accountants).

Attiat F. Ott (66)                 Professor of Economics and Director of the              1984             None
Trustee, Chairman of the Fund      Institute for Economic Studies, Clark University.
Operations Committee and
Member of the Audit Committee

Ranne P. Warner (57)               President, Centros Properties, USA; Owner, Ranne        1991             None
Trustee, Chairman of the           P. Warner and Company; Director, Wainwright Bank
Governance Committee, Member       & Trust Co. (commercial bank); Trustee, Ericksen
of the Fund Operations             Trust (real estate).
Committee and Investment
Operations Committee

*John P. Kavanaugh (47)            President, Allmerica Asset Management, Inc.; Vice        1995             None
Trustee and Vice President,        President, Director, Chief Investment Officer, First
Chairman of the Investment         Allmerica and Allmerica Financial Life.
Operations Committee

*John F. O'Brien (58)              President, Chief Executive Officer and Director,        1989             None
Trustee and Chairman of the        First Allmerica; Director and Chairman of the
Board                              Board, Allmerica Financial Life; Director,
                                   ABIOMED, Inc. (medical devices); Director, Cabot
                                   Corporation (specialty chemicals); Director, TJX
                                   Companies, Inc. (retail).

*Richard M. Reilly (63)            President, Allmerica Financial Life since 1995;         1991             None
Trustee and President, Member      Vice President, First Allmerica; Director, AAM.
of the Investment Operations
Committee

______________________________________

* Messrs. Kavanaugh, O'Brien and Reilly are "interested persons", as defined in the Investment Company Act of 1940 as amended (the "1940 Act"), of the Trust and of AFC because of their affiliations with AFC.

___________________________

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years. The business address of each person is 440 Lincoln Street, Worcester, Massachusetts 01653.

(2) On _________ __, 2002, the Trustees and officers of the Trust beneficially owned, in the aggregate, less than 1% of the then outstanding shares of each Fund of the Trust.


     Except as noted otherwise, no Trustee, and no immediate family member of a Trustee, owns any shares of any of the Funds.

     The Trust's Board, which is currently composed of seven non-interested Trustees and three interested Trustees, met four times during the fiscal year ended December 31, 2001. During the fiscal year ended December 31, 2001, the Trustees received the following compensation during that year. No officer of the Trust received compensation from the Trust for serving in such capacity.


                              COMPENSATION TABLE

                    For Fiscal Year Ended December 31, 2001
                    ---------------------------------------


                                                                                   Total Compensation from Trust
                                                                                      and Fund Complex (which
Name of Person                                 Aggregate Compensation              included two other investment
 and Position                                        from Trust                     companies) Paid to Trustees
-------------                                  ---------------------               -----------------------------
P. Kevin Condron,                                 $  29,643                               $  32,000
Trustee, Member of the
Audit Committee
and Fund Operations Committee

Joycelyn S. Davis,                                   14,151                                  15,000
Trustee, Member of the Audit
Committee and the Fund
Operations Committee

Cynthia A. Hargadon,                                 36,097                                  38,500
Trustee, Member of the Fund
Operations Committee, Investment
Operations Committee and Governance
Committee

T. Britton Harris IV,                                15,401                                  16,250
Trustee, Member of the Investment
Operations Committee and the
Governance Committee

Gordon Holmes,                                       31,138                                  41,000
Trustee, Chairman of the Audit
Committee and the Fund
Operations Committee

Bruce E. Langton,*                                   27,105                                  28,750
Former Trustee, Member of the Audit
Committee, Investment Operations
Committee and Governance Committee

Attiat F. Ott,                                       31,138                                  33,500
Trustee, Chairman of the Fund
Operations Committee and Member of
the Audit Committee

                                                                                   Total Compensation from Trust
                                                                                      and Fund Complex (which
Name of Person                                 Aggregate Compensation              includes two other investment
 and Position                                        from Trust                     companies) Paid to Trustees
-------------                                  ---------------------               -----------------------------
Ranne P. Warner,                                    38,030                                  40,438
Trustee, Chairman of the Governance
Committee, Member of the Fund
Operations Committee and Investment
Operations Committee

John P. Kavanaugh, **                                None                                     None
Trustee, Chairman of the Investment
Operations Committee

John F. O'Brien, **                                  None                                     None
Trustee

Richard M. Reilly, **                                None                                     None
Trustee, Member of the Investment
Operations Committee


*    Mr. Langton resigned as a Trustee effective August 7, 2001.

** Messrs. Kavanaugh, O'Brien and Reilly are "interested persons," as defined in the 1940 Act, of the Trust and AFC.


     The Trust has no retirement or pension plan for its Trustees. None of the Trustees who is not an "interested person" of the Trust, and none of their respective immediate family members (spouses, children residing in household, and dependents), owns any security of AFC or any of its affiliates.


     The Trust's Fund Operations Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently, Dr. Ott (Chairperson), Mr. Condron, Ms. Davis, Ms. Hargadon, Mr. Holmes and Ms. Warner comprise the Committee. The Committee separately reviews and makes recommendations to the Trustees on a variety of matters, including the various contractual arrangements between the Trust and its investment adviser and shareholder servicing agent, proposals to continue or modify the terms of such agreements, and certain matters where there may be a possible conflict of interest between the interests of the Trust and AFC or its affiliates. During the fiscal year ended December 31, 2001, the Committee had one (1) meeting relating to the Trust.


     The Trust's Audit Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently, Mr. Holmes (Chairperson), Mr. Condron, Ms. Davis and Dr. Ott comprise the Committee. This Committee reviews and evaluates the audit function, including recommending to the Board the independent accountants to be selected for the Trust, reviewing all auditing procedures and arrangements and reviewing qualifications of key personnel performing audit work. During the fiscal year ended December 31, 2001, the Committee had two (2) meetings relating to the Trust.

  The Trust's Investment Operations Committee is composed of three Trustees who are not interested persons of the Trust, AFC or its affiliates; two Trustees who are interested persons and one non-Trustee participant. Currently, Mr. Kavanaugh (Chairperson), Ms. Hargadon, Mr. Harris, Mr. Reilly and Ms. Warner are the Trustees who serve on the Committee. The non-Trustee participant is Donald F. Speakman. The Committee monitors investment adviser performance and analyzes Fund data. During the fiscal year ended December 31, 2001, the Committee had four (4) meetings relating to the Trust.

  The Trust's Governance Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently Ms. Warner (Chairperson), Ms. Hargadon and Mr. Harris comprise the Committee. The Committee is charged with the duties of reviewing the composition and compensation of the Trustees, as the Trust does not have a compensation committee. The Committee also is responsible for proposing additional non-interested Trustees for election to the Board and for reviewing major personnel changes of the Trust. During the fiscal year ended December 31, 2001, the Committee had four (4) meetings relating to the Trust. The Governance Committee will consider nominees recommended by Shareholders. Recommendations should be submitted in writing to the Committee in care of the Secretary of the Trust.


  If any of the nominees for election as Trustees shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate in the discretion of the persons named as proxies therein, or their substitutes, present and acting at the Meeting, or the Trustees may reduce the size of the Board.

Recommended Shareholder Action and Required Vote

  The Trustees recommend that the Shareholders vote to elect Mr. Condron, Ms. Davis and Mr. Harris as Trustees. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of these individuals as Trustees.

PROPOSAL II: TO APPROVE A PLAN OF DISTRIBUTION AND SERVICE FOR THE TRUST PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

Introduction.

  At a meeting of the Board of Trustees held on February 12, 2002, the Trustees, including the Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees") voting separately, [unanimously] voted to approve a Plan of Distribution and Service (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Independent Trustees have no direct or indirect financial interest in the operation of the Plan. The Plan was first introduced at a meeting of the Board of Trustees in November 2001, at which the Trustees determined that the next step should involve a detailed review of the Plan by the Board's Fund Operations Committee for its separate consideration. The Fund Operations Committee held a special meeting on January 14, 2002 to consider the Plan, and at that meeting recommended its approval by the full Board.

     Rule 12b-1 under the 1940 Act provides, among other things, that a mutual fund may finance activities primarily intended to result in the sale of its shares only pursuant to a plan adopted in accordance with the Rule. Approval of a new plan under Rule 12b-1 requires shareholder approval. In particular, Rule 12b-1 requires that (1) the Plan must be approved with respect to a Fund by a vote of at least a majority of the outstanding voting securities of that Fund;
(2) the Plan and any related agreements must be approved by a vote of the Trustees, and by a majority of the Independent Trustees; (3) both the Plan and related agreements must provide in substance (i) that they will be subject to annual approval by the Trustees and Independent Trustees, (ii) that any person authorized to make payments under the Plan or a related agreement must provide the Trustees with a quarterly written report of payments made and the purpose of such payments, (iii) that the Plan may be terminated at any time by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund, (iv) that any related agreement may be terminated without penalty at any time by a vote of a majority of the outstanding voting securities of a Fund, or by a majority of independent Trustees, on not more than 60 days' written notice, and (v) that any related agreement terminates upon its assignment; (4) the Plan may not be amended to increase materially the amount to be paid for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Independent Trustees; and (5) in implementing or continuing the Plan, the Trustees must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders.


     The Plan is intended to assist and promote the sale of the Trust's shares and related Contracts by providing persons involved in such sales with additional resources. The Trustees recommend that the shareholders of each Fund approve the Plan. A copy of the Plan is included as Appendix A of this proxy statement.

Terms of the Plan of Distribution.

     If approved by shareholders of a Fund, the Fund would pay a distribution fee equal to an annual rate of up to 0.25% of the Fund's average daily net assets under the Plan. The distribution fee payable initially is expected to be not more than 0.15% at an annual rate of each Fund's average daily net assets. Distribution fees paid under the Plan may be used for the following activities:

          . compensation to and expenses of employees, including overhead expenses, who engage in the sale or distribution of Shares or Contracts;

          . printing and mailing of prospectuses, statements of additional information and reports for prospective owners and purchasers of Shares or Contracts;


          . compensation to financial intermediaries and broker-dealers, including without limitation the payment of trail commissions or other commissions, to pay or reimburse them for their services or expenses in connection with the distribution of Shares or

             Contracts;

          . expenses relating to the development, preparation, printing and mailing of Trust advertisements, sales literature and other promotional materials describing and/or relating to the Trust;

          . expenses of holding seminars and sales meetings designed to promote the sale or distribution of Shares or Contracts;

          . expenses of obtaining information and providing explanations to Contract owners regarding Trust investment objectives and policies and other information about the Trust and/or its Series, including the performance of the Series;

          . expenses of training sales personnel regarding Contracts or Shares of the Trust and/or its Series;


          . expenses of compensating sales personnel regarding Contracts or Shares of the Trust and/or its Series;


          . expenses of providing personal services and maintenance or retention of the accounts of Contract owners with respect to Shares attributable to such accounts; and

          . financing any other activity that the Trustees determine is primarily intended to result in the sale of Shares or Contracts.

  The Plan does not require any recipient of payments under the Plan to maintain any specific level of expenditures, nor is a recipient precluded from earning a profit on the fees received. Nothing in the Plan, however, limits the ability of AFIMS or the Trust's distributor to spend additional money in connection with the promotion of sales of Shares or Contracts.


Reasons for the Proposal.

  This proposal was recommended to the Trustees because of competitive pressures and increased expenses associated with providing distribution services and account maintenance services to the Funds. Management of the Trust believes that the distribution and service fee proposed for the Funds is appropriate to defray a portion of the costs associated with shareholder servicing activities and to support the marketing of the Funds and Contracts. Management believes that the compensation practices that prevail among the companies that market the Funds and Contracts to investors justify the adoption of the Plan.



  If the Plan were adopted, the fees paid would be available for distribution-related expenses as well as account maintenance services. Many of the Trust's competitors have distribution and service plans, which are used to compensate third-party service providers for making shares available to their clients and/or for providing services to investors. If the Plan were approved, certain third-party service providers that are registered broker-dealers may use money paid under the Plan to pay individual sales representatives, and the Trust's management believes that the fees paid under the Plan will help the Funds maintain and improve distribution activities that are necessary for the Funds to maintain a sufficient size to spread their fixed costs over a substantial asset base.


Shareholder Fees

  The following fee tables are shown to illustrate the effect the adoption of the Plan by the Funds will have on the Funds' annual expenses. The first fee table gives expenses currently borne by the Funds, while the "pro forma" fee table shows Fund expenses after giving effect to the Plan. Note that while the pro forma fee table assumes distribution fees payable under the

Plan at an annual rate of 0.25% of each Fund's net assets, distribution fees payable initially are expected to be not more than 0.15% annually of each Fund's assets.





                                                                     Annual Fund Operating Expenses
                                                                   (expenses deducted from Fund assets)
                                                                 before giving effect to Distribution Plan
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             Total Annual
                                                  Shareholder Fees                                               Fund
                                                 (fees paid directly   Management   Distribution    Other     Operating
                                                from your investment)     Fees      (12b-1) Fees  Expenses     Expenses
-------------------------------------------------------------------------------------------------------------------------
Select Emerging Markets Fund                            None               1.35%        None          0.34%     1.69%/1,2/
-------------------------------------------------------------------------------------------------------------------------
Select Aggressive Growth Fund                           None               0.83%        None          0.07%     0.90%/1,2/
-------------------------------------------------------------------------------------------------------------------------
Select Capital Appreciation Fund                        None               0.88%        None          0.06%     0.94%/1,2/
-------------------------------------------------------------------------------------------------------------------------
Select Value Opportunity Fund                           None               0.87%        None          0.05%     0.92%/1,2/
-------------------------------------------------------------------------------------------------------------------------
Select International Equity Fund                        None               0.89%        None          0.12%     1.01%/1,2/
-------------------------------------------------------------------------------------------------------------------------
Select Growth Fund                                      None               0.79%        None          0.06%     0.85%/1,2/
-------------------------------------------------------------------------------------------------------------------------
Select Strategic Growth Fund                            None               0.84%        None          0.30%     1.14%/1/
-------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                                        None               0.55%        None          0.06%     0.61%/1,2/
-------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                       None               0.28%        None          0.06%     0.34%/1,2/
-------------------------------------------------------------------------------------------------------------------------
Select Growth and Income Fund                           None               0.68%        None          0.05%     0.73%/1,2/
-------------------------------------------------------------------------------------------------------------------------
Select Strategic Income Fund                            None               0.58%        None          0.39%     0.97%/1/
-------------------------------------------------------------------------------------------------------------------------
Select Investment Grade
   Income Fund                                          None               0.41%        None          0.06%     0.47%/1/
-------------------------------------------------------------------------------------------------------------------------
Government Bond Fund                                    None               0.50%        None          0.08%     0.58%/1/
-------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                       None               0.31%        None          0.05%     0.36%/1/
-------------------------------------------------------------------------------------------------------------------------


____________________________

/1/ Through December 31, 2002, Allmerica Financial Investment Management
    Services, Inc. (the "Manager") has declared a voluntary expense limitation of 1.35% of average net assets for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for the Select Value Opportunity Fund, 1.50% for the Select International Equity Fund, 1.20% for the Select Growth Fund, Select Strategic Growth Fund and Core Equity Fund, 1.10% for the Select Growth and Income Fund, 1.00% for the Select Strategic Income Fund, Select Investment Grade Income Fund and Government Bond Fund, and 0.60% for the Equity Index Fund and Money Market Fund.


    In addition, through December 31, 2002 the Manager has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets. The amount of such waiver shall not exceed the net amount of management fees earned by the Manager from the Fund after subtracting fees paid by the Manager to the Fund's Sub-Adviser.

    Through December 31, 2002, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets.


    The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. The limitations may be terminated at any time.

/2/ These Funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total annual fund operating expense ratios would have been 1.59% for Select Emerging Markets Fund, 0.87% for the Select Aggressive Growth Fund, 0.93% for the Select Capital Appreciation Fund, 0.87% for the Select Value Opportunity Fund, 0.99% for the Select International Equity Fund, 0.78% for the Select Growth Fund, 0.58% for the Core Equity Fund, 0.32% for the Equity Index Fund, and 0.72% for the Select Growth and Income Fund.

                                                                Estimated Annual Fund Operating Expenses
                                                                  (expenses deducted from Fund assets)
                                                                after giving effect to Distribution Plan
--------------------------------------------------------------------------------------------------------------------------
                                                                                                              Total Annual
                                                  Shareholder Fees                                                Fund
                                                 (fees paid directly   Management   Distribution     Other     Operating
                                                from your investment)     Fees      (12b-1) Fees   Expenses     Expenses
--------------------------------------------------------------------------------------------------------------------------
Select Emerging Markets Fund                            None                1.35%       0.25%        0.34%       1.94%/1,2/
-----------------------------------------------------------------------------------------------------------------------------
Select Aggressive Growth Fund                           None                0.83%       0.25%        0.07%       1.15%/1,2/
-----------------------------------------------------------------------------------------------------------------------------
Select Capital Appreciation Fund                        None                0.88%       0.25%        0.06%       1.19%/1,2/
-----------------------------------------------------------------------------------------------------------------------------
Select Value Opportunity Fund                           None                0.87%       0.25%        0.05%       1.17%/1,2/
-----------------------------------------------------------------------------------------------------------------------------
Select International Equity Fund                        None                0.89%       0.25%        0.12%       1.26%/1,2/
-----------------------------------------------------------------------------------------------------------------------------
Select Growth Fund                                      None                0.79%       0.25%        0.06%       1.10%/1,2/
-----------------------------------------------------------------------------------------------------------------------------
Select Strategic Growth Fund                            None                0.84%       0.25%        0.30%       1.39%/1/
-----------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                                        None                0.55%       0.25%        0.06%       0.86%/1,2/
-----------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                                       None                0.28%       0.25%        0.06%       0.59%/1,2/
-----------------------------------------------------------------------------------------------------------------------------
Select Growth and Income Fund                           None                0.68%       0.25%        0.05%       0.98%/1,2/
-----------------------------------------------------------------------------------------------------------------------------
Select Strategic Income Fund                            None                0.58%       0.25%        0.39%       1.22%/1/
-----------------------------------------------------------------------------------------------------------------------------
Select Investment Grade
   Income Fund                                          None                0.41%       0.25%        0.06%       0.72%/1/
-----------------------------------------------------------------------------------------------------------------------------
Government Bond Fund                                    None                0.50%       0.25%        0.08%       0.83%/1/
-----------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                       None                0.31%       0.25%        0.05%       0.61%/1/
--------------------------------------------------------------------------------------------------------------------------


______________________________

/1/ Through December 31, 2002, Allmerica Financial Investment Management Services, Inc. (the "Manager") has declared a voluntary expense limitation of 1.35% of average net assets for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for the Select Value Opportunity Fund, 1.50% for the Select International Equity Fund, 1.20% for the Select Growth Fund, Select Strategic Growth Fund and Core Equity Fund, 1.10% for the Select Growth and Income Fund, 1.00% for the Select Strategic Income Fund, Select Investment Grade Income Fund and Government Bond Fund, and 0.60% for the Equity Index Fund and Money Market Fund.


     In addition, through December 31, 2002 the Manager has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets. The amount of such waiver shall not exceed the net amount of management fees earned by the Manager from the Fund after subtracting fees paid by the Manager to the Fund's Sub-Adviser.

     Through December 31, 2002, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets.


     The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. The limitations may be terminated at any time.

/2/ These Funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. If these amounts were to be treated as reductions of expenses, the total annual fund operating expense ratios would be 1.84% for Select Emerging Markets Fund, 1.12% for the Select Aggressive Growth Fund, 1.18% for the Select Capital Appreciation Fund, 1.12% for the Select Value Opportunity Fund, 1.24% for the Select International Equity Fund, 1.03% for the Select Growth Fund, 0.83% for the Core Equity Fund, 0.59% for the Equity Index Fund and 0.97% for the Select Growth and Income Fund.

Examples

  These Examples are intended to help you compare the cost of investing in a Fund over certain periods of time with the cost of other mutual funds. Both Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Both Examples also assume that your investment earns a 5% return each year, although your actual costs may be higher or lower. The first Example does not include the cost to each Fund of fees payable under the Plan, whereas the second Example does include such costs.


  Fund costs without giving effect to payments under Distribution Plan
  --------------------------------------------------------------------


Fund                                                        1 Year      3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------
Select Emerging Markets Fund                                $  173      $  537        $  925        $  2,010
------------------------------------------------------------------------------------------------------------
Select Aggressive Growth Fund                               $   92      $  288        $  500        $  1,112
------------------------------------------------------------------------------------------------------------
Select Capital Appreciation Fund                            $   96      $  301        $  522        $  1,159
------------------------------------------------------------------------------------------------------------
Select Value Opportunity Fund                               $   94      $  295        $  511        $  1,135
------------------------------------------------------------------------------------------------------------
Select International Equity Fund                            $  104      $  323        $  560        $  1,241
------------------------------------------------------------------------------------------------------------
Select Growth Fund                                          $   87      $  272        $  473        $  1,052
------------------------------------------------------------------------------------------------------------
Select Strategic Growth Fund                                $  117      $  364        $  631        $  1,392
------------------------------------------------------------------------------------------------------------
Core Equity Fund                                            $   63      $  196        $  341        $    764
------------------------------------------------------------------------------------------------------------
Equity Index Fund                                           $   35      $  109        $  191        $    431
------------------------------------------------------------------------------------------------------------
Select Growth and Income Fund                               $   75      $  234        $  407        $    909
------------------------------------------------------------------------------------------------------------
Select Strategic Income Fund                                $   99      $  310        $  539        $  1,194
------------------------------------------------------------------------------------------------------------
Select Investment Grade
   Income Fund                                              $   48      $  151        $  264        $    592
------------------------------------------------------------------------------------------------------------
Government Bond Fund                                        $   59      $  186        $  325        $    727
------------------------------------------------------------------------------------------------------------
Money Market Fund                                           $   37      $  116        $  202        $    456
------------------------------------------------------------------------------------------------------------



  Fund costs after giving effect to payments under Distribution Plan
  ------------------------------------------------------------------


Fund                                                        1 Year        3 Years       5 Years     10 Years
------------------------------------------------------------------------------------------------------------
Select Emerging Markets Fund                                $  199      $  615        $1,056        $  2,281
------------------------------------------------------------------------------------------------------------
Select Aggressive Growth Fund                               $  118      $  367        $  636        $  1,404
------------------------------------------------------------------------------------------------------------
Select Capital Appreciation Fund                            $  122      $  380        $  658        $  1,450
------------------------------------------------------------------------------------------------------------
Select Value Opportunity Fund                               $  120      $  374        $  647        $  1,427
------------------------------------------------------------------------------------------------------------
Select International Equity Fund                            $  129      $  402        $  695        $  1,530
------------------------------------------------------------------------------------------------------------
Select Growth Fund                                          $  113      $  352        $  609        $  1,346
------------------------------------------------------------------------------------------------------------
Select Strategic Growth Fund                                $  142      $  443        $  765        $  1,677
------------------------------------------------------------------------------------------------------------
Core Equity Fund                                            $   88      $  275        $  479        $  1,064
------------------------------------------------------------------------------------------------------------
Equity Index Fund                                           $   60      $  190        $  330        $    740
------------------------------------------------------------------------------------------------------------
Select Growth and Income Fund                               $  100      $  314        $  544        $  1,206
------------------------------------------------------------------------------------------------------------
Select Strategic Income Fund                                $  125      $  389        $  674        $  1,484
------------------------------------------------------------------------------------------------------------
Select Investment Grade
   Income Fund                                              $   74      $  231        $  402        $    897
------------------------------------------------------------------------------------------------------------
Government Bond Fund                                        $   85      $  266        $  462        $  1,029
------------------------------------------------------------------------------------------------------------
Money Market Fund                                           $   63      $  196        $  341        $    764
------------------------------------------------------------------------------------------------------------




  Approval of the Plan will increase the total expenses borne by the Funds, and, indirectly, by shareholders, although any future growth in a Fund's assets might help to offset this increase by lowering the Fund's expense ratios.

Evaluation by the Trustees.

  In determining whether to approve the proposed Plan, the Trustees considered the following material factors:

     .  The potential costs and benefits of an increase in Fund expenses.

     . The channels through which variable annuity and life insurance contracts and policies and their underlying portfolios are marketed to the public have evolved substantially in recent years, as have the means by which distribution-related activities and account maintenance services are carried out. The Trustees believed that the payment of a distribution and service fee would provide the resources and flexibility needed in order for the Funds to respond to these industry changes.




  . The likelihood that the proposed Plan will increase sales of Fund shares and/or Contracts. The Trustees believed that the possible benefits to the Funds and their shareholders from increased sales include economies of scale that could result in lower expense ratios, greater investment flexibility, increased liquidity and greater attractiveness to superior service providers.


     .  Whether reasonable alternatives to the proposed Plan existed.

  In connection with its consideration of the factors listed above, the Board of Trustees and its Fund Operations Committee reviewed data and other materials relevant to the Trustees' approval of the Plan. Among other things, the Trustees reviewed the following items:

     . current and historical data regarding the Trust's asset levels and sales activity,

     . comparisons of the Funds' growth and historical performance to those of peer funds and fund groups,

     . surveys regarding the payment of distribution fees by other mutual funds, including funds indirectly funded by variable life policies and variable annuity contracts,

     . information concerning sales activity (including personnel information) undertaken by First Allmerica or Allmerica Financial Life, and


     . projections of future sales activity and the effect of the payment of distribution fees under the Plan.

Based on the foregoing considerations and their review of these items, the Trustees concluded that there is a reasonable likelihood that the proposed Plan will benefit the Funds and their shareholders. The Trustees therefore approved the proposed Plan and recommended its approval by Fund shareholders.

Recommended Shareholder Action And Required Vote.

   The Trustees [unanimously] recommend that Shareholders approve the Plan. The Shareholders of each Fund of the Trust will vote separately on the Plan. The vote of a "majority of the outstanding securities" (as defined under "Other Matters" on page __ below) of a Fund is required for approval by such Fund of this item. The approval or disapproval of the Plan by Shareholders of a Fund will not affect the outcome of voting by Shareholders of any other Funds.

PROPOSAL III: APPROVAL OF AN AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING PURCHASES OF SECURITIES ON MARGIN AND PARTICIPATION BY THE FUNDS IN JOINT TRADING ACCOUNTS

 To be voted on by all funds except the Money Market Fund.

   The Trustees propose to amend the fundamental investment policy of the Trust regarding purchases by the Funds of securities on margin, and participation by the Funds in joint trading accounts. The current policy states that while the Funds generally may not purchase securities on margin, each Fund (other than the Money Market Fund) "may make margin payments in connection with financial futures (including securities index futures) contracts, and options on such future contracts." The current policy states that, in addition, the Select Capital Appreciation Fund may make margin payments in connection with futures contracts on foreign currencies and related options. Furthermore, the policy currently prohibits a Fund from participating in any joint trading account and from effecting any short sales.


   The Trustees propose to amend this fundamental investment policy (i) to clarify that all Funds (other than the Money Market Fund) may make margin payments in connection with futures contracts on foreign currencies and related options and (ii) to allow the Funds to participate in joint trading accounts to the extent permitted by the 1940 Act and other applicable law and exemptive orders issued by the Securities and Exchange Commission (the "SEC") that are applicable to the Funds. If the shareholders of the Funds approve the proposed amendment to this policy, the policy for each Fund will read as follows (with additional text underscored and deleted text in brackets):

     "The Fund will not purchase securities on margin but may obtain such short-term credits as are necessary for clearance transactions, and (except for the Money Market Fund) may make margin payments in connection with financial futures (including securities index futures) contracts, [and] options on such future[s] contracts [and in the case of the select Capital Appreciation Fund], future contracts on foreign currencies and related options. The Fund will not participate, except to the extent permitted by
                                             ---------------------------------
      by applicable law and any applicable exemptive orders issued by the
     ----------------------------------------------------------------
     Securities and Exchange Commission, or a joint or joint and several basis
     ----------------------------------
     in any trading account in securities [or], nor will the Fund effect a short sale of securities."


   The Trustees recommend the approval of the proposed amendment to the Trust's fundamental policy primarily to increase each Fund's flexibility in pursuit of its investment objective. The Trustees believe that since the policy as currently worded is not required by the 1940 Act or other applicable law, it is in the best interest of each Fund for the Fund to have the option of making margin payments in connection with futures contracts on foreign currencies and related options and, to the extent that applicable law changes or the Trust receives exemptive relief from the SEC for such purpose, to participate in joint trading accounts.

   A futures contract on a foreign currency is a contractual commitment that, if held to maturity, requires a Fund to make or accept delivery of foreign currency in a specific amount. For hedging purposes, for example, a Fund may enter into a foreign currency transaction to "lock in" the U.S. dollar price of a portfolio security in order to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar amount and the applicable foreign currency during the period between the purchase or sale of the security and the settlement date. In addition, a Fund may wish to protect itself against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or an increase in the value of currency for securities that a Fund expects to purchase. A Fund may also choose in these contexts to purchase and sell foreign currency futures contracts or to purchase put and call options on foreign currency futures contracts.

   There are several risks associated with a Fund's use of foreign currency futures contracts and related options. Principally, it is impossible to forecast precisely the market value of a Fund's portfolio securities at the expiration or maturity of a futures contract, which may require the Fund to purchase or sell foreign currency to make up for market fluctuations during the life of the contract. In addition, there may be imperfect correlations between movements in the prices of futures contracts and options and movements in the underlying foreign currency that is the subject of a hedge. Successful use of these strategies will depend on the Fund's ability to predict market movements accurately.

   Section 17(d) of the 1940 Act and Rule 17d-1 under the 1940 Act generally prohibit certain joint transactions between investment companies and their affiliates, such as the participation by affiliated mutual funds in a joint trading account, out of a concern that such transactions result in conflicts of interest that may be detrimental to the interests of shareholders. The SEC, however, is authorized to issue "exemptive orders" allowing investment companies to make deposits into joint trading accounts. These exemptive orders usually are premised upon agreements by applicants to abide by certain conditions in the operation of such accounts that are designed to minimize the risks and effects of conflicts of interest. Although the Trust has no present intention of creating joint trading accounts, the proposed amendment to the Trust's fundamental policy will give the Trust the flexibility to create such accounts if there are changes to applicable law, or if the Trust receives an exemptive order from the SEC for that purpose. In applying for any such exemptive order, the Trust will agree to the conditions and make any related undertakings that the SEC requires.


   The Trustees unanimously recommend that Shareholders approve the proposed amendment to the Trust's fundamental policy. Shareholders of each Fund (other than the Money Market Fund) will vote separately on this matter. The vote of a "majority of the outstanding voting securities" (as defined under "Other Matters" on page __ below) of a Fund is required to approve the amendment to the fundamental policy with respect to that Fund.

PROPOSAL IV: TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS OF THE TRUST

  The Board of Trustees is proposing that the shareholders ratify the selection of PricewaterhouseCoopers LLP as principal independent auditors to the Trust for the fiscal year ending December 31, 2002.

   PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in the Trust or AFIMS. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting.

  PricewaterhouseCoopers LLP provided the following audit and other services to the Trust, AFIMS and its affiliates during and for the fiscal year ended December 31, 2001:

  .  audit of financial statements
  .  preparation of federal and state income and other tax returns
  . consultation with the Audit Committee of the Trust's Board of Trustees . routine consultation on financial accounting and reporting matters

  The following table describes the fees that PricewaterhouseCoopers LLP billed to the Trust, AFIMS and its affiliates for the fiscal year ended December 31, 2001. The Audit Committee has considered the effect, if any, that non-audit services provided by PricewaterhouseCoopers LLP have or might have on the continued independence of PricewaterhouseCoopers LLP.


------------------------------------------------------------------------------------------------------------------------
                                                Financial Systems Design
                              Audit Fees        and Implementation Fees          Other Fees              Total
                           -----------------   -------------------------    --------------------  --------------------
----------------------------------------------------------------------------------------------------------------------
Allmerica Investment       $                  $                             $                     $
 Trust
----------------------------------------------------------------------------------------------------------------------
First Allmerica            $                  $                             $                     $
 Financial Life
 Insurance Company
----------------------------------------------------------------------------------------------------------------------
Allmerica Financial        $                  $                             $                     $
 Corporation
----------------------------------------------------------------------------------------------------------------------
Allmerica Financial Life   $                  $                             $                     $
 Insurance and Annuity
 Company
----------------------------------------------------------------------------------------------------------------------
Allmerica Financial        $                  $                             $                     $
 Investment Management
 Services, Inc.
----------------------------------------------------------------------------------------------------------------------

  Basis for Recommendation by Board of Trustees.  The Board of Trustees
  ---------------------------------------------
[unanimously] recommends that shareholders vote to ratify the selection of PricewaterhouseCoopers LLP as the Trust's principal independent auditors. In making this recommendation, the Trustees considered, among other things, the scope of services provided in the past by PricewaterhouseCoopers LLP, the amount and nature of fees billed to the Trust for such services and the quality of such services. In addition, the Trustees noted that PricewaterhouseCoopers LLP also serves as principal independent auditors of AFIMS and affiliates of AFIMS. The Trustees concluded that, in order to maintain continuity in the auditing of the Trust's financial statements, and because the services provided historically by PricewaterhouseCoopers LLP to the Trust have been satisfactory, it would be in the best interests of the Trust and its shareholders to select PricewaterhouseCoopers LLP as the Trust's principal independent auditors.

Recommended Shareholder Action and Required Vote.

     The Trustees recommend that Shareholders vote to ratify the selection of PricewaterhouseCoopers LLP as auditor of the Trust. A majority of the votes cast on the matter at the Meeting, in person or by proxy, is required for approval of this item.

OTHER MATTERS AND DISCRETION OF PERSONS NAMED AS PROXIES

     While the Meeting is called to act upon any business that may properly come before it, at the date of this Proxy Statement the only business which management intends to present or knows that others will present is the business mentioned in the accompanying Notice. If any other matters properly come before the Meeting, and on all procedural matters at the Meeting, it is intended that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Meeting.

Date for Receipt of Shareholder Proposals

     The Trust's Agreement and Declaration of Trust does not provide for regular annual meetings of Shareholders, nor does the Trust currently intend to hold annual meetings. No proposals were submitted by Shareholders for presentation at the Meeting. Shareholder proposals which are intended to be presented at a subsequent meeting of Shareholders of the Trust must be received at the principal executive offices of the Trust, 440 Lincoln Street, Worcester, MA 01653, not less than 160 days prior to the date of any such meeting in order to be included in the proxy statement and proxy related to such meeting.

Information Pertaining to Allmerica Financial Corporation

  The following table lists the executive officers of the Trust, each of whom is an employee of AFC or its affiliates:

Name and Age of Officers as
      of 2/1/02                      Position with the Trust(1)                             Served Since
---------------------------          -------------------------------------------           -------------
John F. O'Brien (58)                   Chairman of the Board and Trustee                       1989
Richard M. Reilly (63)                 President and Trustee                                   1991
John P. Kavanaugh (47)                 Vice President and Trustee                              1995
Paul T. Kane (45)                      Assistant Vice President and Treasurer                  1999
                                       (Principal Accounting Officer)
Richard J. Litchfield (34)             Vice President                                          1995
Ann K. Tripp (43)                      Vice President                                          2000
John C. Donohue (31)                   Vice President                                          1995
Kristin Bushard (35)                   Vice President                                          2000
George M. Boyd (57)                    Secretary                                               1997
Joseph V. MacDougall, Jr. (58)         Assistant Secretary                                     1991

_______________________
(1) Each of the above-named individuals other than Mr. Kane has been an employee of AFC or its affiliates for the last five years. Mr. Kane was Vice President/Treasurer of Tax & Financial Services, BISYS Fund Services, 1997-1999, and Director of Shareholder Reporting, Fidelity Investments, 1992-1997.

Quorum and Method of Tabulation

     Thirty percent (30%) of the shares entitled to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as tellers for the Meeting.

     The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker nonvotes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither withholding authority to vote nor abstentions nor broker nonvotes have any effect on the outcome of the voting on the matter.

Definition of Majority.

     A "majority of the outstanding voting securities" means, with respect to any Fund or the Trust the affirmative vote of the lesser of (i) more than 50% of
                                                  ------
the outstanding shares of the Fund or the Trust, as applicable, and (ii) 67% or more of the shares of the Fund or the Trust, as applicable, present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.



                     SHAREHOLDERS ARE URGED TO VOTE, SIGN
                      AND MAIL THEIR PROXIES IMMEDIATELY.


                                             John F. O'Brien
                                             Chairman of the Board of Trustees
February 15, 2002
Worcester, MA

                          ALLMERICA INVESTMENT TRUST
                                     PROXY
          This Proxy is Solicited on Behalf of the Board of Trustees

     The undersigned hereby appoints Richard M. Reilly, Paul T. Kane and George
M. Boyd, and each of them, attorneys and proxies of the undersigned, with full power of substitution, and does hereby request that the votes attributable to all of the undersigned's shares be cast as directed, with all powers the undersigned would possess if personally present, at the Special Meeting of Shareholders of Allmerica Investment Trust to be held at 440 Lincoln Street, Worcester, Massachusetts 01653, on Wednesday, March 27, 2002 at 9:00 a.m., local time, and at any adjournment thereof.


     This Proxy when properly executed will be voted in the manner directed by the Shareholder. If no direction is made, the Proxy will be voted "FOR" all proposals. A proxy marked in such manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority.

Votes must be indicated (x) in Black or Blue ink. [x]

1.   ELECTION OF TRUSTEES  FOR all nominees [_]       WITHHOLD AUTHORITY to vote [_]
                           listed below.              for all nominees listed below.    *EXCEPTIONS [_]

     Nominees:  P. Kevin Condron
                Jocelyn S. Davis
                T. Britton Harris IV

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

     *Exceptions______________________________________________________________


2. APPROVAL OF PLAN OF DISTRIBUTION AND SERVICE FOR THE TRUST PURSUANT TO RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

     APPROVE   [_]               DISAPPROVE   [_]

3. APPROVAL OF AN AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING PURCHASES OF SECURITIES ON MARGIN AND PARTICIPATION BY THE FUNDS IN JOINT TRADING ACCOUNTS (To be voted on by all Funds except the Money Market Fund.)

     APPROVE   [_]               DISAPPROVE   [_]

4. RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS OF THE TRUST

     APPROVE   [_]               DISAPPROVE   [_]

5. In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the Meeting, or any adjournment thereof.



    -----------------------      Please sign exactly as the name appears hereon.
Control Number: __________       When signing as executor, administrator,
    -----------------------      attorney, trustee or guardian, please give full
                                 title. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in partnership name by authorized person. If joint owners, each owner should sign. Note: the undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and revokes any proxy heretofore given with respect to the votes covered by this proxy.


                                              Dated:________________, 2002


                                                           Signature

                                                    Signature if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                  Appendix A
                                  ----------

                             Plan of Distribution


                          ALLMERICA INVESTMENT TRUST
                       PLAN OF DISTRIBUTION AND SERVICE


     WHEREAS, Allmerica Investment Trust, a business trust organized and existing under the laws of The Commonwealth of Massachusetts (the "Trust"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust currently offers shares of beneficial interest ("Shares") in the series listed on Exhibit A attached hereto (each, a "Series"); and

     WHEREAS, Shares of each Series of the Trust may from time to time be offered to separate accounts ("Separate Accounts") of First Allmerica Financial Life Insurance Company, Allmerica Financial Life Insurance and Annuity Company, and other insurance companies (collectively, the "Insurance Companies") that issue variable annuity contracts and variable life insurance policies investing indirectly in Shares (collectively, "Variable Contracts") and to qualified pension and retirement plans; and

     WHEREAS, the Trust may enter into participation agreements with Insurance Companies (each, a "Participating Insurance Company") concerning the sale of Shares of one or more Series to the Separate Accounts of such Participating Insurance Companies; and

     WHEREAS the Trust desires to adopt this Plan of Distribution and Service (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Shares of each Series and of such other Series as may hereafter be designated by the Trust's board of trustees (the "Trustees") and have Shares established.

     NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act.

Section 1.  Distribution and Service Fee.
            ----------------------------

     The Trust, on behalf of each Series, is authorized to pay a fee (the "Distribution and Service Fee") to Participating Insurance Companies at an annual rate of up to 0.25 percent of the average daily net assets of the Shares of each Series. Subject to such restriction and subject to the provisions of
Section 10 hereof, the Distribution and Service Fee shall be as approved from time to time by (a) the Trustees and (b) the Independent Trustees. The Trust is not obligated to pay any distribution expense in excess of the Distribution and Service Fee described in this Section 1. The Distribution and Service Fee shall be accrued daily and paid monthly or at such other intervals as the Trustees shall determine. If at any time this Plan shall not be in effect with respect to all Shares of all Series, the Distribution and Service Fee shall be computed on the basis of the net assets of the Shares of those Series for which the Plan is in effect.

Section 2. Expenses Covered by the Plan.
           ----------------------------

     Some or all of the Distribution and Service Fee paid to a Participating Insurance Company may be spent on any activities or expenses primarily intended to result in the sale of Shares and/or Variable Contracts, including but not limited to the following:

     (a) compensation to and expenses of employees, including overhead expenses, who engage in the sale or distribution of Shares or Variable Contracts;

     (b) printing and mailing of prospectuses, statements of additional information and reports for prospective owners and purchasers of Shares or Variable Contracts;

     (c) compensation to financial intermediaries and broker-dealers, including without limitation trail commissions or other commissions, to pay or reimburse them for their services or expenses in connection with the distribution of Shares or Variable Contracts;


     (d) expenses relating to the development, preparation, printing and mailing of Trust advertisements, sales literature and other promotional materials describing and/or relating to the Trust;

     (e) expenses of holding seminars and sales meetings designed to promote the sale or distribution of Shares or Variable Contracts;

     (f) expenses of obtaining information and providing explanations to Variable Contract owners regarding Trust investment objectives and policies and other information about the Trust and/or its Series, including the performance of the Series;

     (g) expenses of training sales personnel regarding Variable Contracts or Shares of the Trust and/or its Series;

     (h) expenses of compensating sales personnel regarding Variable Contracts or Shares of the Trust and/or its Series;


     (i) expenses of providing personal services and maintenance or retention of the accounts of Variable Contract owners with respect to Shares attributable to such accounts; and

     (j) financing any other activity that the Trustees determine is primarily intended to result in the sale of Shares or Variable Contracts.

Section 3. Payments by Investment Adviser and Distributor.
           ----------------------------------------------

     Each of the Trust's investment adviser and principal underwriter may, with respect to the Shares of any Series, make payments from its own resources for the purposes described in Section 2.

Section 4. Approval by Shareholders.

           ------------------------

     This Plan shall not take effect with respect to any Series until it has been approved by a vote of the majority of the outstanding voting securities of such Series. If adopted with respect to Shares of a Series after any public offering of those Shares, this Plan shall not take effect with respect to those Shares unless it has first been approved by a vote of a majority of the outstanding voting securities of that Series.

Section 5.  Approval by Trustees.
            --------------------

     This Plan shall not take effect until it has been approved by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both
(a) the Trustees, and (b) the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan.

Section 6.  Continuance of the Plan.
            -----------------------

     After approval as set forth in Section 4 (as applicable) and Section 5, this Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 5.

Section 7.  Written Reports.
            ---------------

     Any person authorized to direct the disposition of monies paid or payable by the Trust on behalf of any Series, pursuant to this Plan or any related agreement shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 8.  Termination.
            -----------

     This Plan may be terminated at any time with respect to the Shares of any Series by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of such Series.

Section 9.  Related Agreements.
            ------------------

     All agreements with any person relating to implementation of this Plan with respect to Shares of any Series shall be in writing, and any agreement related to this Plan with respect to any such Shares shall provide:

     (a) that such agreement shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 5;

     (b) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of such Series, or by any other party to the agreement, upon not more than 60 days' written notice to any other party to the agreement; and

     (c) that such agreement shall terminate automatically in the event of its assignment.

Section 10.  Amendments.
             ----------

     This Plan may not be amended to increase materially the amount of the Distribution and Service Fee permitted to be paid by the Trust on behalf of a Series pursuant to Section 1 hereof without approval by a vote of at least a majority of the outstanding voting securities of such Series, and all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in Section 5.

Section 11.  Selection of Independent Trustees.
             ---------------------------------

     While this Plan is in effect, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees; and any person who acts as legal counsel for the Independent Trustees shall be an "independent legal counsel" within the meaning of the 1940 Act and the rules and regulations thereunder.

Section 12.  Definitions.
             -----------

     As used in this Plan, (a) an "Independent Trustee" shall mean each Trustee of the Trust who is not an interested person of the Trust, and who has no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment," "interested person" and "majority of the outstanding voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions or interpretations as may be granted or issued by the Securities and Exchange Commission.

Section 13.  Compensatory Plan.
             -----------------

     The amount of the Distribution and Service Fee payable by the Trust under
Section 1 hereof is not related directly to expenses incurred by any Participating Insurance Company in providing distribution-related services on behalf of such Series, and Section 2 hereof does not obligate the Trust to reimburse any such Participating Insurance Company for such expenses. If the Plan is terminated or not renewed with respect to the Shares of any Series, any expenses relating to distribution activities incurred by any Participating Insurance Company on behalf of the Series in excess of payments of the Distribution and Service Fee which such Participating Insurance Company has received or accrued through the termination date are the sole responsibility and liability of such Participating Insurance Company, and are not obligations of the Trust.

Section 14.  Preservation of Materials.
             -------------------------

     The Trust will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 7 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

Section 15.  Limitation of Liability.
             -----------------------

     The Trustees and the shareholders of each Series shall not be liable for any obligations of the Trust or any Series under this Plan, and any person, in asserting any rights or claims under this Plan, shall look only to the assets and property of the Trust or such Series in settlement of such right or claim, and not to such Trustees or shareholders.

     A copy of the Amended Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. It is acknowledged that the obligations of or arising out of this Plan are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. It is further acknowledged that the assets and liabilities of each Series are separate and distinct and that the obligations of or arising out of this Plan are binding solely upon the assets or property of the Series on whose behalf the Trust has adopted this Plan. It is also acknowledged that the obligations of each Series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and no Series shall be responsible for the obligations of another Series.

     Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Amended Agreement and Declaration of Trust or By-laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the responsibility for and control of the conduct of the affairs of a Series.

Section 16.  Governing Law.
             -------------

     This Plan shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

Section 17.  Severability.
             ------------

     If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby. The provisions of this Plan are severable with respect to each class of shares offered by a Series and with respect to each Series.



Adopted as of February 12, 2002

     IN WITNESS WHEREOF, the Trust has adopted this Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act as of the date set forth below.


Date:  February 12, 2002.



                              ALLMERICA INVESTMENT TRUST


                              ____________________________________
                              By:
                              Title: